UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 20, 2007

Lehman Brothers Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2007, Lehman Brothers Holdings Inc. (the “Firm”) announced that Erin M. Callan, 41, has been appointed Chief Financial Officer, principal accounting officer and principal financial officer of the Firm.   Christopher M. O’Meara, who currently serves in those roles, will assume the role of global head of Risk Management.  These appointments will be effective as of December 1, 2007.  A copy of the press release related to these appointments is attached as Exhibit 99.1 hereto and is hereby incorporated herein and made a part hereof.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

The following Exhibit is filed as part of this Report.

Exhibit 99.1	Press Release, dated September 20, 2007, relating to the appointments of Erin M. Callan and Christopher M. O’Meara.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

Date: September 21, 2007	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Vice President

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated September 20, 2007, relating to the appointments of Erin M. Callan and Christopher M. O’Meara.